UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

Ares Management, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36429 (Commission File Number)	80-0962035 (IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In connection with the previously announced New York Stock Exchange listing by Ares Management, L.P. of its common units, certain previously disclosed agreements have been entered into and certain other steps taken related to the listing, in each case as described below.

Item 1.01                                           Entry into a Material Definitive Agreement.

On May 1, 2014, the Underwriting Agreement (the “Underwriting Agreement”) was entered into by and among Ares Management, L.P. (the “Partnership”), Ares Management GP LLC, the general partner of the partnership (the “General Partner”), Ares Holdings L.P., Ares Domestic Holdings L.P., Ares Offshore Holdings L.P., Ares Investments L.P., Ares Real Estate Holdings L.P. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters party thereto, substantially in the form previously filed as Exhibit 1.1 to the Partnership’s Registration Statement on Form S-1 (File No. 333-194919) (the “Registration Statement”).  A description of the material provisions of the Underwriting Agreement has previously been reported by the Partnership in its prospectus filed pursuant to Rule 424(b) of the Securities Act of 1933 on May 5, 2014 (the “Prospectus”). The description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement that is filed herewith as Exhibit 1.1 and incorporated herein by reference.

On May 1, 2014, the Tax Receivable Agreement (the “Tax Receivable Agreement”) was entered into by and among the Partnership, Ares Holdings Inc., Ares Domestic Holdings Inc., Ares Holdings L.P., Ares Domestic Holdings L.P., Ares Owners Holdings L.P., Alleghany Insurance Holdings LLC and the other parties thereto, substantially in the form previously filed as Exhibit 10.9 to the Registration Statement. A description of the material provisions of the Tax Receivable Agreement has previously been reported by the Partnership in the Prospectus. The description of the Tax Receivable Agreement is qualified in its entirety by reference to the Tax Receivable Agreement that is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 3.03                                           Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2014, the Partnership adopted the Ares Management, L.P. 2014 Equity Incentive Plan (the “2014 Equity Incentive Plan”), substantially in the form previously filed as Exhibit 10.7 to the Registration Statement. A description of the material provisions of the 2014 Equity Incentive Plan has previously been reported by the Partnership in the Prospectus. The description of the 2014 Equity Incentive Plan is qualified in its entirety by reference to the 2014 Equity Incentive Plan that is filed herewith as Exhibit 10.2 and incorporated herein by reference.

On May 1, 2014, the Partnership adopted the Forms of Restricted Unit Agreement (the “Restricted Unit Agreement”), Option Agreement (the “Option Agreement”) and Phantom Unit Agreement (the “Phantom Unit Agreement”), in each case under the 2014 Equity Incentive Plan, substantially in the forms previously filed as Exhibit 10.13, 10.14 and 10.15, respectively, to the Registration Statement. Descriptions of the material provisions of the Restricted Unit Agreement, Option Agreement and Phantom Unit Agreement have previously been reported by the Partnership in the Prospectus. The descriptions of the Restricted Unit Agreement, Option Agreement and Phantom Unit Agreement are qualified in their entirety by reference to the Restricted Unit Agreement, Option Agreement and Phantom Unit Agreement that are filed herewith as Exhibits 10.3, 10.4 and 10.5, respectively, and incorporated herein by reference.

Effective May 1, 2014, Paul G. Joubert, Michael M. Lynton and Dr. Judy D. Olian have been appointed to the Board of Directors of the General Partner (the “Board”), thereby joining Michael J Arougheti, David B. Kaplan, John H. Kissick, Antony P. Ressler and Bennett Rosenthal on the Board.  Messrs. Joubert and Lynton and Dr. Olian have been determined to be “independent” under the rules of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended. Messrs. Joubert and Lynton and Dr. Olian will serve as members of the audit committee and the conflicts committee of the Board. Biographical information regarding these directors has previously been reported by the Partnership in the Prospectus. As previously reported in the Prospectus, the General Partner shall limit the individuals who receive compensation for their Board service to the independent directors who serve on the Board. Each independent director shall (A) receive (i) an annual cash retainer of $100,000 and (ii) an additional annual cash retainer of $15,000 if such independent director serves as the chairman of the audit committee, and (B) be granted 3,947 restricted units pursuant to the 2014 Equity Incentive Plan, which will vest at a rate of 1/3 per year, beginning on the first anniversary of the grant date.

The General Partner, the Partnership, Ares Domestic Holdings L.P., Ares Holdings L.P., Ares Investments L.P., Ares Offshore Holdings L.P. and Ares Real Estate Holdings L.P. (each an “Indemnitor”) have entered into indemnification agreements with each of the directors and officers of the General Partner which provide for indemnification and advance payment of expenses by the Indemnitors to the fullest extent permitted by Delaware and Cayman Islands laws, subject to obligations of the directors and officers to reimburse the Indemnitors if they were not entitled to such indemnification.

The foregoing is only a general summary of certain aspects of the indemnification agreements, and does not purport to be complete. It is qualified in its entirety by reference to the provisions of the Partnership’s form of Indemnification Agreement filed as Exhibit 10.12 to the Registration Statement.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2014, the Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”)  was entered into by and among the General Partner and the limited partners party thereto, in the form previously filed as Exhibit 3.2 to the Partnership’s Registration Statement. A description of the Partnership’s common units representing limited partner interests in the Partnership (“Common Units”) giving effect to the amendment and restatement of the Partnership Agreement and of the material provisions of the Partnership Agreement has previously been reported by the Partnership in the Prospectus. The description of the Partnership Agreement is qualified in its entirety by reference to the Partnership Agreement that is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 8.01           Other Events.

On May 1, 2014, the Common Units began trading on the New York Stock Exchange under the ticker symbol “ARES.”

Item 9.01                                           Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 1, 2014, by and among Ares Management, L.P., Ares Management GP LLC, Ares Holdings L.P., Ares Domestic Holdings L.P., Ares Offshore Holdings L.P., Ares Investments L.P., Ares Real Estate Holdings L.P. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters party thereto

3.1	Amended and Restated Agreement of Limited Partnership of Ares Management, L.P., dated May 1, 2014, by and among Ares Management GP LLC and the limited partners party thereto

10.1

Tax Receivable Agreement, dated May 1, 2014, by and among Ares Management, L.P., Ares Holdings Inc., Ares Domestic Holdings Inc., Ares Holdings L.P., Ares Domestic Holdings L.P., Ares Owners Holdings L.P., Alleghany Insurance Holdings LLC and the other parties thereto

10.2	Ares Management, L.P. 2014 Equity Incentive Plan

10.3	Form of Restricted Unit Agreement under the 2014 Equity Incentive Plan

10.4	Form of Option Agreement under the 2014 Equity Incentive Plan

10.5	Form of Phantom Unit Agreement under the 2014 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT, L.P.
	By:	Ares Management GP LLC, its general partner

Date: May 7, 2014	By:	/s/ Michael D. Weiner
	Name:	Michael D. Weiner
	Title:	Executive Vice President, Chief Legal Officer & Secretary

Exhibit Index

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 1, 2014, by and among Ares Management, L.P., Ares Management GP LLC, Ares Holdings L.P., Ares Domestic Holdings L.P., Ares Offshore Holdings L.P., Ares Investments L.P., Ares Real Estate Holdings L.P. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters party thereto

3.1	Amended and Restated Agreement of Limited Partnership of Ares Management, L.P., dated May 1, 2014, by and among Ares Management GP LLC and the limited partners party thereto

10.1

Tax Receivable Agreement, dated May 1, 2014, by and among Ares Management, L.P., Ares Holdings Inc., Ares Domestic Holdings Inc., Ares Holdings L.P., Ares Domestic Holdings L.P., Ares Owners Holdings L.P., Alleghany Insurance Holdings LLC and the other parties thereto

10.2	Ares Management, L.P. 2014 Equity Incentive Plan

10.3	Form of Restricted Unit Agreement under the 2014 Equity Incentive Plan

10.4	Form of Option Agreement under the 2014 Equity Incentive Plan

10.5	Form of Phantom Unit Agreement under the 2014 Equity Incentive Plan